                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Performance in Perspective.......................  4
Portfolio Management Review......................  5
Glossary of Terms................................  8
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 12
Statement of Operations.......................... 13
Statement of Changes in Net Assets............... 14
Financial Highlights............................. 15
Notes to Financial Statements.................... 18
Report of Independent Accountants................ 28

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

October 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG]
Richard F. Powers, III

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail purchasing activity, pushing the personal savings rate down to a record low as spending rates outpaced income growth. Although we experienced a slowdown during the second quarter of 1999, economic growth accelerated toward the end of the reporting period. The growth rate of the nation's gross domestic product (GDP) dipped to 1.6 percent for the second quarter of 1999, but climbed back up to 4.8 percent in the third quarter.

EMPLOYMENT SITUATION

    The strong job market helped to support the health of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains, but they ultimately pushed the cost of labor higher, as evidenced by the sharp jump in the Employment Cost Index in the second quarter of 1999.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index (CPI) report. The Federal Reserve remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed two of its interest rate cuts from the fall of 1998, raising rates in June and August 1999 to keep the economy from overheating.

                          INTEREST RATES AND INFLATION
                 September 30, 1997, through September 30, 1999

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 1997                                                                   5.5000                             2.2000
                                                                           6.2500                             2.2000
                                                                           5.7500                             2.1000
Dec 1997                                                                   5.6875                             1.8000
                                                                           6.5000                             1.7000
                                                                           5.5625                             1.6000
Mar 1998                                                                   5.6250                             1.4000
                                                                           6.1250                             1.4000
                                                                           5.6250                             1.4000
Jun 1998                                                                   5.6875                             1.7000
                                                                           6.0000                             1.7000
                                                                           5.5625                             1.7000
Sep 1998                                                                   5.9375                             1.6000
                                                                           5.7500                             1.5000
                                                                           5.2500                             1.5000
Dec 1998                                                                   4.8750                             1.5000
                                                                           4.0000                             1.6000
                                                                           4.8125                             1.7000
Mar 1999                                                                   4.8750                             1.6000
                                                                           5.1250                             1.7000
                                                                           4.9375                             2.3000
Jun 1999                                                                   4.5000                             2.1000
                                                                           4.0000                             2.0000
                                                                           4.7500                             2.1000
Sep 1999                                                                   5.4375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

                                             A SHARES     B SHARES    C SHARES
 TOTAL RETURNS

One-year total return based on NAV(1)....     (1.34%)      (2.07%)      (2.07%)
One-year total return(2).................     (6.03%)      (5.76%)      (3.00%)
Five-year average annual total
  return(2)..............................      5.10%        5.10%        5.33%
Life-of-Fund average annual total
  return(2)..............................      4.25%(3)     4.25%(3)     3.69%
Commencement date........................   10/06/92     10/06/92     04/12/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(4).....................      6.40%        5.95%        5.95%
SEC Yield(5).............................      4.79%        4.27%        4.28%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Total return from November 2, 1992 (date the Fund's investment strategy was implemented) through the end of the period.

(4)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending September 30, 1999.

See the Comparative Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due, on specific securities in the Fund's portfolio, not to shares of the Fund. The value of debt securities will fluctuate with changes in market conditions and interest rates, which will effect the value of Fund shares. Securities which are issued by private issuers involve greater risk than those issued directly by the U.S. Government.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate how your Fund's management team has responded to opportunities and challenges

    The following graph compares your Fund's performance to that of the Merrill Lynch Intermediate-Term U.S. Government Index over time.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen U.S. Government Trust for Income Fund vs. the Merrill Lynch Intermediate-Term U.S. Government Index (November 2, 1992 through September 30, 1999)
[INVESTMENT PERFORMANCE GRAPH]
--------------------------------
Fund's Total Return
1 Year Total Return    =  -6.03%
5 Year Avg. Annual     =   5.10%
Inception Avg. Annual  =   4.25%
--------------------------------

                                                          VAN KAMPEN U.S. GOVERNMENT TRUST   MERRILL LYNCH INTERMEDIATE-TERM U.S.
                                                                  FOR INCOME FUND                      GOVERNMENT INDEX
                                                          --------------------------------   ------------------------------------
Nov 1992                                                                9492                                 10000
                                                                        9651                                 10128
                                                                        9835                                 10312
                                                                        9968                                 10466
                                                                        9984                                 10508
                                                                       10087                                 10592
                                                                       10018                                 10564
                                                                       10144                                 10710
                                                                       10159                                 10734
                                                                       10262                                 10895
Sep 1993                                                               10296                                 10944
                                                                       10320                                 10965
                                                                       10254                                 10915
                                                                       10297                                 10959
                                                                       10447                                 11087
                                                                       10244                                 10914
                                                                        9970                                 10766
                                                                        9858                                 10693
                                                                        9839                                 10703
                                                                        9831                                 10710
                                                                       10014                                 10844
                                                                       10019                                 10880
Sep 1994                                                                9903                                 10793
                                                                        9895                                 10797
                                                                        9839                                 10744
                                                                        9886                                 10783
                                                                       10089                                 10959
                                                                       10318                                 11171
                                                                       10360                                 11236
                                                                       10491                                 11364
                                                                       10788                                 11685
                                                                       10831                                 11764
                                                                       10810                                 11773
                                                                       10919                                 11870
Sep 1995                                                               10989                                 11950
                                                                       11098                                 12082
                                                                       11265                                 12230
                                                                       11419                                 12352
                                                                       11494                                 12457
                                                                       11288                                 12323
                                                                       11202                                 12267
                                                                       11116                                 12229
                                                                       11083                                 12222
                                                                       11202                                 12343
                                                                       11224                                 12381
                                                                       11219                                 12395
Sep 1996                                                               11381                                 12553
                                                                       11600                                 12757
                                                                       11778                                 12913
                                                                       11674                                 12845
                                                                       11697                                 12894
                                                                       11706                                 12909
                                                                       11614                                 12845
                                                                       11754                                 12989
                                                                       11850                                 13089
                                                                       11977                                 13202
                                                                       12252                                 13447
                                                                       12157                                 13393
Sep 1997                                                               12301                                 13539
                                                                       12446                                 13695
                                                                       12485                                 13727
                                                                       12601                                 13643
                                                                       12779                                 14026
                                                                       12742                                 14026
                                                                       12767                                 14060
                                                                       12808                                 14123
                                                                       12896                                 14219
                                                                       12982                                 14317
                                                                       13006                                 14374
                                                                       13268                                 14648
Sep 1998                                                               13516                                 14983
                                                                       13443                                 15013
                                                                       13435                                 14960
                                                                       13464                                 15021
                                                                       13521                                 15094
                                                                       13333                                 14872
                                                                       13407                                 14981
                                                                       13432                                 15029
                                                                       13323                                 14930
                                                                       13265                                 14948
                                                                       13203                                 14953
                                                                       13192                                 14976
Sep 1999                                                               13334                                 15105

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

We recently spoke with the portfolio manager of the Van Kampen U.S. Government Trust for Income about the key events and economic forces that shaped the markets during the past 12 months. Ted V. Mundy, portfolio manager, has managed the Fund since June 1994 and worked in the investment industry since 1987. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance for the fiscal year ended September 30, 1999.

   Q DESCRIBE THE ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE LAST 12 MONTHS.

   A The fourth quarter of 1998 was marked by a series of interest-rate cuts by the Federal Reserve Board, implemented to restore order to a volatile market. This intervention paved the way for recovery in the first quarter of 1999, as investors gained confidence in the strength of the economy and inflation remained moderate. Consequently, yield spreads narrowed between Treasuries and other types of bonds, including mortgage-backed securities.
    However, the good news for the fixed-income market was quelled in the second quarter, as investors became distracted by expectations of rising inflation, warnings of additional action by the Fed, and concerns relating to the year 2000 problem. These developments prompted interest rates to rise and yield spreads to widen, although not to the record-high levels seen last fall. The market breathed a sigh of relief at the end of the second quarter, as the Fed announced a 0.25 percent rate hike.
    By the beginning of August, rumblings of another rate hike were again triggered by indications of a further increase in inflation and a strengthening economy. At its late August meeting, the Fed boosted the federal funds rate a second time, to 5.25 percent. Bond prices grew erratic at the possibility of a third increase by the end of the year, and declined for most of September. However, a slide in the stock market and reports of slowing economic growth provided a boost for bonds in the final days of the reporting period.

   Q  WHAT HAPPENED TO MORTGAGE-BACKED SECURITIES DURING THIS TIME?

   A As described above, yield spreads between mortgage-backed securities and Treasuries began widening in the second quarter, indicating that mortgage-backed securities were underperforming Treasuries. As the summer unfolded, this trend accelerated due to growing concerns about the impact of the year 2000 problem. In the middle of the third quarter, investors widely expected issuers to bring record-high levels of new corporate and high-yield bonds to the market in September in an effort to preclude any problems with liquidity or investor demand toward the end of the year. Predictions of as much as $30 billion of new issuance in one month widened spreads between Treasuries and bonds, including mortgage-backed securities. However, less than

$500 million was issued by the end of the month--an amount that the market was clearly capable of handling. As investor fears subsided, spreads narrowed and mortgage-backed securities began to recuperate.
    Despite the volatility between mortgage-backed securities and Treasuries during the summer months, general yield spreads were contained in a range of approximately 125 to 185 basis points. In addition, the low prices for mortgage-backed securities, reflecting lower mortgage prepayment rates, presented excellent opportunities to investors interested in the sector. The sector was further encouraged by a Fed announcement that, through April of next year, mortgage-backed securities will be accepted as collateral to facilitate liquidity into the year 2000. As a result, we expect to see higher demand for these securities in the coming months.

   Q  WHAT WERE YOUR STRATEGIES FOR MANAGING THE PORTFOLIO DURING THIS PERIOD?

   A In March, we decided to reduce the Fund's long-term investments in mortgage-backed securities from 78 percent to 61 percent due to narrowing spreads between these securities and Treasuries. Although spreads widened again in the second quarter, we believed that we were in a good position to take advantage of future tightening, so we maintained our exposure to mortgage-backed securities and increased it just slightly to 62 percent. This strategy benefited the Fund in the last month of the reporting period, as spreads began to tighten and the sector began to outperform.
    Within this sector, we maintained a focus on GNMAs with 7.5 percent coupons. Early in the year, we shifted from FNMAs with 6.5 percent coupons to these higher coupons, which became more attractive as interest rates rose and the risk of prepayments declined. We also maintained a position in non-agency mortgage-backed securities. These longer-term securities tend to benefit from spread tightening more than agency-issued pass-through securities such as GNMAs and FNMAs.
    Finally, our allocation to five-year Treasuries, benefited the Fund as the short end of the yield curve flattened through the last six months of the period. However, our slightly higher allocation to mortgage-backed securities elevated the portfolio duration to 4.9 years, approximately 0.3 years longer than the benchmark index and 1.0 years longer than the Fund's duration in March. In hindsight, the Fund might have benefited from a lower duration in the second quarter of 1999, but we were pleased with the Fund's profile at the end of the period. For additional Fund portfolio highlights, please refer to page 9.

   Q  HOW DID THE FUND PERFORM AS A RESULT?

   A For the 12-month period ended September 30, 1999, the U.S. Government Trust for Income generated a total return of -1.34 percent(1) (Class A shares at net asset value). By comparison, the Merrill Lynch
Intermediate-Term Government Index posted a total return of 0.82 percent for the same period. This broad-based, unmanaged index measures the market performance of government securities with maturities between one and ten years.

    Although the Fund's dividend was decreased in July 1999, the Fund continues to provide shareholders with a competitive monthly dividend of $0.0435 per Class A share. The Fund's current distribution rate of 6.40 percent(4) is based upon the maximum offering price as of September 30, 1999. Past performance does not guarantee future performance. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

   Q  THAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

   A Although it was tempting to reduce the portfolio's allocation to mortgage-backed securities in the second quarter of 1999, we're glad we held the position steady--and we will now look for opportunities to increase our weighting in this sector. We still see value in the mortgage market and believe that it will be buoyed by increased demand around the end of the year. Taking this perspective, we'll continue to emphasize mortgages with reliable structures in order to support the Fund's income stream without risking our ability to participate in market rallies.
    Of course, we will continue to keep a close eye on the changing yield spreads between Treasuries and other fixed-income securities, but we expect the trend in yield spreads to be favorable. Our ongoing evaluation of the relationship between mortgages and Treasuries should help us maintain an optimal balance between the two sectors in the Fund's portfolio.

[SIG.]
Ted V. Mundy

Portfolio Manager


[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages.
    Investors receive interest payments and partial repayment of the principal passed through from the underlying mortgages (agencies pass on what they receive from homeowners paying off their mortgages). These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                              PORTFOLIO HIGHLIGHTS

                VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME FUND

 DIVIDEND HISTORY

FOR THE PERIOD ENDED SEPTEMBER 30, 1999

                                  [BAR GRAPH]

                                                                               DIVIDEND
                                                                               --------
Oct 1998                                                                        0.0450
Nov 1998                                                                        0.0450
Dec 1998                                                                        0.0450
Jan 1999                                                                        0.0450
Feb 1999                                                                        0.0450
Mar 1999                                                                        0.0450
Apr 1999                                                                        0.0450
May 1999                                                                        0.0450
Jun 1999                                                                        0.0450
Jul 1999                                                                        0.0435
Aug 1999                                                                        0.0435
Sep 1999                                                                        0.0435

The dividend history represents past performance of the Fund's Class A shares and does not predict the Fund's future distributions.

 ASSET ALLOCATION AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                  [BAR GRAPH]

                                                                     SEPTEMBER 30, 1999                 SEPTEMBER 30, 1998
                                                                     ------------------                 ------------------
GNMA                                                                       15.60                              19.20
FNMA                                                                       13.80                              14.40
Treasury/Agency                                                            46.30                              45.80
CMO                                                                        10.20                               3.10
FHLMC                                                                       7.30                              11.40
Asset Backed                                                                6.80                               6.10

 COUPON DISTRIBUTION AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                  [BAR GRAPH]


5-5.9                                                                            20.30
6-6.9                                                                            15.80
7-7.9                                                                            11.50
8-8.9                                                                            11.60
9-9.9                                                                             7.00
10 OR MORE                                                                       33.80

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)            Description          Coupon            Maturity          Market Value
---------------------------------------------------------------------------------------
          ASSET-BACKED
          SECURITIES  7.4%
$ 3,444   Norwest Asset Securities
          Corp., Series 1997-19
          (a)........................   7.250%                 12/25/27    $  3,244,072
  5,602   Pacific America Home Equity
          Loan (a)...................   5.916                  12/25/27       5,584,626
                                                                           ------------
          TOTAL ASSET-BACKED SECURITIES................................       8,828,698
                                                                           ------------
          COLLATERALIZED MORTGAGE OBLIGATIONS  11.0%
  6,932   Residential Funding
          Mortgage Securities
          Investment, Series 1998-S20
          M1 (a).....................   6.750                  09/25/28       6,444,504
  7,351   Residential Funding
          Mortgage Securities
          Investment, Series 1999-S2
          M1 (a).....................   6.500                  01/25/29       6,702,970
                                                                           ------------
          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS....................      13,147,474
                                                                           ------------
          UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  39.6%
  7,540   Federal Home Loan Mortgage
          Corp. Gold 30 Year Pool
          (a)........................   6.500      02/01/26 to 05/01/26       7,287,620
  2,234   Federal Home Loan Mortgage
          Corp. CMO, Series 1992-FB
          (a)........................   5.588                  09/15/27       2,236,793
  5,440   Federal National Mortgage
          Association CMO, Series
          94-87F (a).................   5.638                  03/25/09       5,453,210
 11,000   Federal National Mortgage
          Association Medium Term
          Note (a)...................  11.875                  05/19/00      11,416,570
    906   Federal National Mortgage
          Association Pool (a).......   8.500      01/01/22 to 09/01/24         939,514
 11,609   Government National
          Mortgage Association Pool
          (a)........................   7.500      06/15/28 to 09/15/28      11,663,717
  2,603   Government National
          Mortgage Association Pool
          (a)........................   8.000      11/15/21 to 08/15/24       2,666,994
  2,960   Government National
          Mortgage Association Pool
          (a)........................   8.500                  12/15/17       3,110,616
  2,549   Government National
          Mortgage Association Pool
          (a)........................   9.000      03/15/18 to 12/15/19       2,694,542
                                                                           ------------
          TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS............      47,469,576
                                                                           ------------
          UNITED STATES TREASURY OBLIGATIONS  50.0%
  6,000   United States Treasury
          Bonds (a)..................  13.125                  05/15/01       6,686,520

                                               See Notes to Financial Statements

                               September 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)            Description          Coupon            Maturity          Market Value
---------------------------------------------------------------------------------------
$ 3,300   United States Treasury
          Bonds......................   8.750%                 05/15/17    $  4,087,215
  5,000   United States Treasury
          Bonds......................   9.000                  11/15/18       6,378,200
  4,000   United States Treasury
          Notes......................   8.000                  05/15/01       4,144,560
 13,000   United States Treasury
          Notes......................   5.500                  08/31/01      12,970,490
 22,000   United States Treasury
          Notes......................  11.625                  11/15/02      25,568,840
                                                                           ------------
          TOTAL UNITED STATES TREASURY OBLIGATIONS.....................      59,835,825
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  108.0%
  (Cost $135,551,252)..................................................     129,281,573
REPURCHASE AGREEMENT  0.8%
State Street Bank & Trust Corp. ($1,010,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 09/30/99, to be
sold on 10/01/99 at $1,010,140)........................................       1,010,000
                                                                           ------------
TOTAL INVESTMENTS  108.8%
  (Cost $136,561,252)..................................................     130,291,573
LIABILITIES IN EXCESS OF OTHER ASSETS  (8.8%)..........................     (10,558,667)
                                                                           ------------
NET ASSETS  100.0%.....................................................    $119,732,906
                                                                           ============

(a) Assets segregated as collateral for open futures and forwards transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $136,561,252).......................    $130,291,573
Cash........................................................           3,473
Receivables:
  Interest..................................................       2,522,450
  Investments Sold..........................................         301,547
  Fund Shares Sold..........................................         167,758
Forward Commitments.........................................         411,726
Other.......................................................          20,764
                                                                ------------
      Total Assets..........................................     133,719,291
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      13,042,757
  Income Distributions......................................         406,947
  Fund Shares Repurchased...................................         172,865
  Distributor and Affiliates................................         110,396
  Investment Advisory Fee...................................          59,696
  Variation Margin on Futures...............................          13,656
Accrued Expenses............................................          95,167
Trustees' Deferred Compensation and Retirement Plans........          84,901
                                                                ------------
      Total Liabilities.....................................      13,986,385
                                                                ------------
NET ASSETS..................................................    $119,732,906
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $177,107,271
Accumulated Undistributed Net Investment Income.............         147,133
Net Unrealized Depreciation.................................      (5,872,538)
Accumulated Net Realized Loss...............................     (51,648,960)
                                                                ------------
NET ASSETS..................................................    $119,732,906
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $69,191,221 and 8,907,537 shares of
    beneficial interest issued and outstanding).............    $       7.77
    Maximum sales charge (4.75%* of offering price).........             .39
                                                                ------------
    Maximum offering price to public........................    $       8.16
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $40,446,130 and 5,213,567 shares of
    beneficial interest issued and outstanding).............    $       7.76
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $10,095,555 and 1,301,272 shares of
    beneficial interest issued and outstanding).............    $       7.76
                                                                ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                     For the Year Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 10,720,315
Fee Income..................................................         299,922
                                                                ------------
    Total Income............................................      11,020,237
                                                                ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $124,498, $757,445 and $110,261,
  respectively).............................................         992,204
Investment Advisory Fee.....................................         823,170
Shareholder Services........................................         214,245
Custody.....................................................          31,555
Trustees' Fees and Related Expenses.........................          23,853
Legal.......................................................          10,380
Other.......................................................         218,260
                                                                ------------
    Total Expenses..........................................       2,313,667
    Less Credits Earned on Cash Balances....................           9,020
                                                                ------------
    Net Expenses............................................       2,304,647
                                                                ------------
NET INVESTMENT INCOME.......................................    $  8,715,590
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $   (393,276)
  Futures...................................................        (455,879)
  Forward Commitments.......................................      (1,446,752)
                                                                ------------
Net Realized Loss...........................................      (2,295,907)
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       3,283,548
                                                                ------------
  End of the Period:
    Investments.............................................      (6,269,679)
    Futures.................................................         (14,585)
    Forward Commitments.....................................         411,726
                                                                ------------
                                                                  (5,872,538)
                                                                ------------
Net Unrealized Depreciation During the Period...............      (9,156,086)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(11,451,993)
                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $ (2,736,403)
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                For the Years Ended September 30, 1999 and 1998
--------------------------------------------------------------------------------

                                                    Year Ended           Year Ended
                                                September 30, 1999   September 30, 1998
---------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $  8,715,590          $10,645,851
Net Realized Loss..............................     (2,295,907)            (234,373)
Net Unrealized Appreciation/Depreciation During
  the Period...................................     (9,156,086)           3,694,028
                                                  ------------         ------------
Change in Net Assets from Operations...........     (2,736,403)          14,105,506
                                                  ------------         ------------
Distributions from Net Investment Income:
  Class A Shares...............................     (3,378,179)          (2,579,681)
  Class B Shares...............................     (4,495,665)          (6,583,547)
  Class C Shares...............................       (655,811)            (742,528)
                                                  ------------         ------------
                                                    (8,529,655)          (9,905,756)
                                                  ------------         ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................    (11,266,058)           4,199,750
                                                  ------------         ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................     81,626,150           21,122,925
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................      3,442,192            3,832,141
Cost of Shares Repurchased.....................   (103,777,091)         (53,196,413)
                                                  ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................    (18,708,749)         (28,241,347)
                                                  ------------         ------------
TOTAL DECREASE IN NET ASSETS...................    (29,974,807)         (24,041,597)
NET ASSETS:
Beginning of the Period........................    149,707,713          173,749,310
                                                  ------------         ------------
End of the Period (Including accumulated
  undistributed
  net investment income of $147,133 and
  $178,742, respectively)......................   $119,732,906         $149,707,713
                                                  ============         ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                             Year Ended September 30,
                                    -------------------------------------------
          Class A Shares             1999      1998     1997     1996     1995
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period............................  $ 8.422   $8.193   $8.108   $ 8.38   $ 8.17
                                    -------   ------   ------   ------   ------
  Net Investment Income...........     .540     .595     .567     .565      .63
  Net Realized and Unrealized
    Gain/Loss.....................    (.656)    .184     .073    (.274)     .23
                                    -------   ------   ------   ------   ------
Total from Investment
  Operations......................    (.116)    .779     .640     .291      .86
                                    -------   ------   ------   ------   ------
Less:
  Distributions from Net
    Investment Income.............     .538     .550     .555     .563     .645
  Distributions from Net Realized
    Gain..........................      -0-      -0-      -0-      -0-     .005
                                    -------   ------   ------   ------   ------
Total Distributions...............     .538     .550     .555     .563      .65
                                    -------   ------   ------   ------   ------
Net Asset Value, End of the
  Period..........................  $ 7.768   $8.422   $8.193   $8.108   $ 8.38
                                    =======   ======   ======   ======   ======
Total Return (a)..................   (1.34%)   9.87%    8.09%    3.57%   10.97%
Net Assets at End of the Period
  (In millions)...................  $  69.2   $ 37.2   $ 38.3   $ 45.2   $ 70.2
Ratio of Expenses to Average Net
  Assets (b)......................    1.22%    1.16%    1.18%    1.13%    1.09%
Ratio of Net Investment Income to
  Average Net Assets..............    6.88%    7.19%    6.95%    6.83%    7.67%
Portfolio Turnover................      85%     217%      82%     282%     262%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended September 30, 1999.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                     Year Ended September 30,
                                           --------------------------------------------
             Class B Shares                1999 (c)    1998     1997     1996     1995
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period...................................  $ 8.412    $8.187   $8.104   $ 8.38   $ 8.17
                                           -------    ------   ------   ------   ------
  Net Investment Income..................     .490      .529     .505     .504      .57
  Net Realized and Unrealized
    Gain/Loss............................    (.666)     .186     .073    (.277)    .228
                                           -------    ------   ------   ------   ------
Total from Investment Operations.........    (.176)     .715     .578     .227     .798
                                           -------    ------   ------   ------   ------
Less:
  Distributions from Net Investment
    Income...............................     .478      .490     .495     .503     .583
  Distributions from Net Realized Gain...      -0-       -0-      -0-      -0-     .005
                                           -------    ------   ------   ------   ------
Total Distributions......................     .478      .490     .495     .503     .588
                                           -------    ------   ------   ------   ------
Net Asset Value, End of the Period.......  $ 7.758    $8.412   $8.187   $8.104   $ 8.38
                                           =======    ======   ======   ======   ======
Total Return (a).........................   (2.07%)    8.96%    7.43%    2.70%   10.14%
Net Assets at End of the Period
  (In millions)..........................  $  40.4    $101.2   $121.7   $150.8   $200.2
Ratio of Expenses to Average Net
  Assets (b).............................    1.96%     1.93%    1.94%    1.89%    1.85%
Ratio of Net Investment Income to Average
  Net Assets.............................    6.05%     6.40%    6.20%    6.08%    6.92%
Portfolio Turnover.......................      85%      217%      82%     282%     262%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or a contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended September 30, 1999.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                   Year Ended September 30,
                                       ------------------------------------------------
          Class C Shares               1999 (c)     1998      1997      1996      1995
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period.............................     $8.412     $8.186    $8.104    $ 8.38    $ 8.17
                                        ------     ------    ------    ------    ------
  Net Investment Income............       .489       .529      .503      .502       .57
  Net Realized and Unrealized
    Gain/Loss......................      (.665)      .187      .074     (.275)     .228
                                        ------     ------    ------    ------    ------
Total from Investment Operations...      (.176)      .716      .577      .227      .798
                                        ------     ------    ------    ------    ------
Less:
  Distributions from Net Investment
    Income.........................       .478       .490      .495      .503      .583
  Distributions from Net Realized
    Gain...........................        -0-        -0-       -0-       -0-      .005
                                        ------     ------    ------    ------    ------
Total Distributions................       .478       .490      .495      .503      .588
                                        ------     ------    ------    ------    ------
Net Asset Value, End of the
  Period...........................     $7.758     $8.412    $8.186    $8.104    $ 8.38
                                        ======     ======    ======    ======    ======
Total Return (a)...................     (2.07%)     8.96%     7.43%     2.70%    10.14%
Net Assets at End of the Period (In
  millions)........................     $ 10.1     $ 11.3    $ 13.7    $ 18.6    $ 28.1
Ratio of Expenses to Average Net
  Assets (b).......................      1.97%      1.93%     1.94%     1.89%     1.85%
Ratio of Net Investment Income to
  Average Net Assets...............      6.08%      6.41%     6.20%     6.08%     6.94%
Portfolio Turnover.................        85%       217%       82%      282%      262%

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or a contingent deferred sales charge.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended September 30, 1999.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               September 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen U.S. Government Trust for Income (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of income by primarily investing in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on October 6, 1992 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on April 12, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or indications of value obtained from an independent pricing service based on the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.
At September 30, 1999, there were no when issued or delayed delivery purchase commitments.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward

                               September 30, 1999
--------------------------------------------------------------------------------

commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Upon the closing of these forward commitments, this income is recognized and is shown as fee income on the Statement of Operations.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $136,561,252, the aggregate gross unrealized appreciation is

                               September 30, 1999
--------------------------------------------------------------------------------

$463,577 and the aggregate gross unrealized depreciation is $6,733,256, resulting in net unrealized depreciation on long- and short-term investments of $6,269,679.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $49,043,409 which will expire between September 30, 2003 and September 30, 2006. Net realized loss differs for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses recognized for tax purposes on open futures positions at September 30, 1999.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on forwards and futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes. In January, 2000, the Fund will provide tax information to shareholders for the 1999 calendar year.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. During 1999, permanent book and tax basis differences relating to the recognition of net realized losses on paydowns of mortgage pool obligations totaling $217,544 were reclassified from accumulated undistributed net investment income to accumulated net realized loss.

F. EXPENSE REDUCTIONS--During the year ended September 30, 1999, the Fund's custody fee was reduced by $9,020 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee, payable monthly, of .60% of the Fund's average daily net assets.

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $10,400 representing legal services provided by Skadden, Arps, Slate,

                               September 30, 1999
--------------------------------------------------------------------------------

Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended September 30, 1999, the Fund recognized expenses of approximately $71,100 representing Van Kampen Funds Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 1999, the Fund recognized expenses of approximately $141,500. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                               September 30, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

    At September 30, 1999, capital aggregated $83,464,706, $77,049,994 and $16,592,571 for Classes A, B and C, respectively. For the year ended September 30, 1999, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................   8,393,826    $  66,973,779
  Class B....................................   1,471,020       12,001,267
  Class C....................................     324,468        2,651,104
                                              -----------    -------------
Total Sales..................................  10,189,314    $  81,626,150
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................     165,012    $   1,314,796
  Class B....................................     222,640        1,795,593
  Class C....................................      41,347          331,803
                                              -----------    -------------
Total Dividend Reinvestment..................     428,999    $   3,442,192
                                              ===========    =============
Repurchases:
  Class A....................................  (4,072,147)   $ (32,336,095)
  Class B....................................  (8,511,500)     (68,177,773)
  Class C....................................    (404,425)      (3,263,223)
                                              -----------    -------------
Total Repurchases............................ (12,988,072)   $(103,777,091)
                                              ===========    =============

                               September 30, 1999
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $47,512,226, $131,430,907 and
$16,872,887 for Classes A, B and C, respectively. For the year ended September 30, 1998, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................  1,317,193    $ 10,837,724
  Class B......................................  1,103,881       9,096,177
  Class C......................................    144,333       1,189,024
                                                ----------    ------------
Total Sales....................................  2,565,407    $ 21,122,925
                                                ==========    ============
Dividend Reinvestment:
  Class A......................................    106,644    $    880,219
  Class B......................................    315,137       2,598,342
  Class C......................................     42,886         353,580
                                                ----------    ------------
Total Dividend Reinvestment....................    464,667    $  3,832,141
                                                ==========    ============
Repurchases:
  Class A...................................... (1,678,538)   $(13,853,819)
  Class B...................................... (4,256,983)    (35,039,788)
  Class C......................................   (522,127)     (4,302,806)
                                                ----------    ------------
Total Repurchases.............................. (6,457,648)   $(53,196,413)
                                                ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996 will automatically convert to Class A shares after the eighth year following purchase. Class B shares purchased before June 1, 1996 automatically convert to Class A shares after the sixth year following purchase. For the year ended September 30, 1999, 4,729,905 Class B shares automatically converted to Class A shares and are shown in the above table. Class C shares purchased on or after January 1, 1997 do not convert to Class A shares. Class C shares purchased before January 1, 1997, automatically convert to Class A shares after the tenth year following purchase. For the year ended September 30, 1999, no Class C shares converted to Class A shares. The CDSC will be

                               September 30, 1999
--------------------------------------------------------------------------------

imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      4.00%               None
Third........................................      3.00%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth and Thereafter.........................       None               None

    For the year ended September 30, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $7,200 and CDSC on redeemed shares of approximately $81,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, including paydowns on mortgage backed securities, and excluding short-term investments and forward commitment transactions, were $114,385,062 and $122,120,745, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

                               September 30, 1999
--------------------------------------------------------------------------------

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, each with a par value of $100,000, for the year ended September 30, 1999, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at September 30, 1998.........................         52
Futures Opened............................................      2,647
Futures Closed............................................     (2,661)
                                                               ------
Outstanding at September 30, 1999.........................         38
                                                               ======

    The futures contracts outstanding as of September 30, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                               UNREALIZED
                                                             APPRECIATION/
                                                CONTRACTS    (DEPRECIATION)
---------------------------------------------------------------------------
SHORT CONTRACTS
5-Year U.S. Treasury Note Future, December
  1999--(Current Notional Value of
  $108,469 per contract)....................        38          $(14,585)
                                                   ---          --------

B. FORWARD COMMITMENTS--The Fund trades certain securities under the terms of forward commitments, whereby the settlement occurs at a specific future date. Forward commitments are privately negotiated transactions between the Fund and dealers. While forward commitments are outstanding, the Fund maintains sufficient collateral of cash or securities in a segregated account with its custodian. Forward commitments are marked to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Purchasing securities on a forward commitment involves a risk

                               September 30, 1999
--------------------------------------------------------------------------------

that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that don't intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. The Fund's market exposure from these positions is equal to the Current Value noted below. The following forward commitments were outstanding as of September 30, 1999:

                                                             UNREALIZED
PAR AMOUNT                                                  APPRECIATION/
  (000)               DESCRIPTION           CURRENT VALUE   DEPRECIATION
-------------------------------------------------------------------------
  Long Contracts
  $9,000     U.S. T-Note November Forward,
             5.875%                          $9,048,285       $170,955
   8,000     FNMA October Forward, 6.50%      7,671,240         28,740
   6,500     FNMA October Forward, 7.00%      6,387,258        163,508
   8,000     FNMA Dwarf November Forward,
             15 Yr., 7.00%                    7,982,520         38,145
   3,500     GNMA October Forward, 7.50%      3,511,498         44,310
  Short Contracts
   7,000     GNMA October Forward, 7.50%      7,022,995        (33,932)
                                                              --------
                                                              $411,726
                                                              ========

C. CLOSED BUT UNSETTLED FORWARD COMMITMENTS--In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risks may result from the potential inability of counterparties to meet the terms of their contracts. As of September 30, 1999, there were no closed but unsettled forward commitments outstanding.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

                               September 30, 1999
--------------------------------------------------------------------------------

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended September 30, 1999, are payments retained by Van Kampen of approximately $684,700.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of

Van Kampen U.S. Government Trust for Income

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen U.S. Government Trust for Income (the "Fund") at September 30, 1999 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
November 11, 1999

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                  VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

STEPHEN L. BOYD*

PETER W. HEGEL*

MICHAEL H. SANTO*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
203 N. LaSalle
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of
    Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After February 29, 2000, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                       32